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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 ------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported)
                   September 11, 1998 (September 10, 1998)
                   ---------------------------------------



                             KRANZCO REALTY TRUST
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Maryland                     1-11478                23-2691327
----------------------------         ------------          -------------------
(State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)              File Number)          Identification No.)


      128 Fayette Street, Conshohocken, Pennsylvania             19428
      ----------------------------------------------          ----------
         (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code (610) 941-9292


         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

         On September 10, 1998 Kranzco Realty Trust issued a press release announcing that it is extending the expiration date of its previously announced offer to exchange $8,000,000 of convertible subordinated notes for 80% of the issued and outstanding stock of New America Network, Inc. (NAI) until December 31, 1998.

         The press release also stated that the record date for Kranzco's planned distribution of NAI common stock to Kranzco's shareholders, which had been set as September 4, 1998, has been canceled, and that Kranzco will announce a new record date for the distribution at a later date.

         A copy of the Press Release is attached as Exhibit 99 hereto and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)      Exhibits

99       Press Release of Kranzco Realty Trust dated September 10, 1998.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 1998

                                  KRANZCO REALTY TRUST


                                  By: /s/ Norman M. Kranzdorf
                                      ----------------------------------------
                                  Name: Norman M. Kranzdorf
                                  Title: President and Chief Executive Officer



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                                 EXHIBIT INDEX


99       Press Release of Kranzco Realty Trust dated September 10, 1998.



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